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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 10, 2003
                                   ----------

                                 Citigroup Inc.
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             (Exact name of Registrant as specified in its charter)

          Delaware                   1-9924               52-1568099
       ---------------             -----------        -------------------
       (State or other             (Commission           (IRS Employer
       jurisdiction of             File Number)       Identification No.)
       incorporation)


                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)


                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

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                                 Citigroup Inc.
                           Current Report on Form 8-K

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits.

      Exhibit Number
      --------------
          99.1         Presentation materials for investor presentation.

ITEM 9. REGULATION FD DISCLOSURE.

On November 10, 2003, Citigroup Inc. (the "Company") will hold an investor presentation to review the Company's acquisition of Sears' Credit Card and Financial Products Business.

Exhibit 99.1 is a copy of selected financial information presented in connection with the investor presentation. This information is being furnished pursuant to
Item 9 of this Current Report on Form 8-K, and the information contained in
Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit
99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 10, 2003         CITIGROUP INC.


                                  By:    /s/ William P. Hannon
                                     -------------------------------------
                                  Name:  William P. Hannon
                                  Title: Controller and Chief Accounting Officer

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                                  EXHIBIT INDEX

Exhibit Number
--------------
    99.1         Presentation materials for investor presentation.